UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2011

Commission File Number	Registrant, State of Incorporation; Address; Telephone Number	I.R.S. Employer Identification Number

001-14759	DRIVETIME AUTOMOTIVE GROUP, INC. (A Delaware Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0721358

333-169730	DT ACCEPTANCE CORPORATION (An Arizona Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	82-0587346

333-169730-04	DRIVETIME SALES AND FINANCE COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0657074

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0683232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 8 to the Third Amended and Restated Loan and Security Agreement

On October 17, 2011, DriveTime Automotive Group, Inc., a Delaware corporation (“DTAG”), entered into Amendment No. 8 to the Third Amended and Restated Loan and Security Agreement (the “Inventory Amendment”), amending the Third Amended and Restated Loan and Security Agreement, dated August 10, 2009, by and among DTAG, DriveTime Sales and Finance Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Sales and Finance Corporation, DriveTime Car Sales Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Car Sales, Inc. (collectively, the “Borrowers”), Santander Consumer USA Inc., an Illinois corporation, as a lender, and as the agent for the lenders, and Manheim Automotive Financial Services, Inc., a Delaware corporation, as a lender (the “Inventory Agreement”).

The Inventory Amendment amends the definition in the Inventory Agreement of “Termination Date” to extend the date of termination from October 19, 2011 to October 31, 2011.

The foregoing description of the Inventory Agreement and the Inventory Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Inventory Agreement, which was filed as Exhibit 10.9.1 to the Registration Statement on Form S-4 filed on October 1, 2010 and the Inventory Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment No. 8, dated October 17, 2011, to the Third Amended and Restated Loan and Security Agreement, dated August 10, 2009, by and among DriveTime Automotive Group, Inc., a Delaware corporation, DriveTime Sales and Finance Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Sales and Finance Corporation, DriveTime Car Sales Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Car Sales, Inc., Santander Consumer USA Inc., an Illinois corporation, as a lender, and as the agent for the lenders, and Manheim Automotive Financial Services, Inc., a Delaware corporation, as a lender

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2011	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: October 21, 2011	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: October 21, 2011	DRIVETIME SALES AND FINANCE COMPANY, LLC

	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: October 21, 2011	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President and Manager

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 8, dated October 17, 2011, to the Third Amended and Restated Loan and Security Agreement, dated August 10, 2009, by and among DriveTime Automotive Group, Inc., a Delaware corporation, DriveTime Sales and Finance Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Sales and Finance Corporation, DriveTime Car Sales Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Car Sales, Inc., Santander Consumer USA Inc., an Illinois corporation, as a lender, and as the agent for the lenders, and Manheim Automotive Financial Services, Inc., a Delaware corporation, as a lender